SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2004

                       PEGASUS COMMUNICATIONS CORPORATION

               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-32383                      23-3070336
-----------------------------   ------------------------    --------------------
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
      of Incorporation)                                      Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 888-438-7488

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.               Other Events.
                      ------------

                  On January 26, 2004, Pegasus Satellite Communications, Inc., a subsidiary of Pegasus Communications Corporation, announced that it commenced a cash tender offer for up to $100 million aggregate principal amount of certain series of outstanding debt securities maturing in 2005 through 2007 (the "Tender Offer"). The Tender Offer is subject to the satisfaction of certain conditions, including obtaining satisfactory financing as well as other general conditions. A copy of the press release announcing the Tender Offer is attached as Exhibit
99.1 and a copy of the Offer to Purchase for the Tender Offer is attached and incorporated by reference as Exhibit 99.2 to this Report.

Item 7.           Financial Statements and Exhibits.
                  ---------------------------------

                  (c) Exhibits.

                           99.1 Press release dated January 26, 2004 (which is incorporated herein by reference to
                                    Exhibit 99.1 of Pegasus Satellite
                                    Communications, Inc.'s Form 8-K filed
                                    January 27, 2004).

                           99.2 Offer to Purchase dated January 26, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed January 27, 2004).

                                                              SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEGASUS SATELLITE COMMUNICATIONS, INC.


                                        By    /s/ Scott A. Blank
                                          --------------------------------------
                                                 Scott A. Blank,
                                                 Senior Vice President


January 27, 2004

                                                   EXHIBIT INDEX

Exhibit No.                Description

99.1 Press release dated January 26, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Satellite Communications, Inc.'s Form 8-K filed January 27, 2004).

99.2 Offer to Purchase dated January 26, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed January 27, 2004).